Derivative instruments and hedging activities - Offsetting of derivative instruments and related collateral amounts (Parenthetical) (Detail) (JPY ¥) In Billions, unless otherwise specified	Sep. 30, 2014	Mar. 31, 2014
Derivative instruments and hedging activities
Gross balances of derivative assets, not subject to enforceable master netting arrangements or similar agreements	¥ 1,016	¥ 744
Gross balances of derivative liabilities, not subject to enforceable master netting arrangements or similar agreements	1,082	808
Cash collateral receivables against net derivative liabilities	1,464	1,283
Cash collateral payables against net derivative assets	1,363	1,017
Cash collateral receivables, not being offset against net derivatives	131	203
Cash collateral payables, not being offset against net derivatives	¥ 583	¥ 643